UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2006

NCI BUILDING SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On April 13, 2006, NCI Building Systems, Inc. (“NCI”) filed a Current Report on Form 8-K to announce the completion of its acquisition of all the issued and outstanding shares of Robertson-Ceco II Corporation (“RCC II”) pursuant to the Stock Purchase Agreement, dated as of February 21, 2006, by and among NCI, The Heico Companies, L.L.C. and Robertson-Ceco Corporation (“RCC”) as amended by Amendment No. 1 to the Stock Purchase Agreement, dated April 7, 2006. This Form 8-K/A is being filed to provide the financial information described in Item 9.01 below. These financial statements are filed as Exhibits 99.1, 99.2 and 99.3 to this Form 8-K/A.

Prior to the acquisition, specified non-operating assets and liabilities of RCC, consisting principally of asbestos liabilities, environmental remediation liabilities and notes receivables from affiliates, were distributed to and assumed by a subsidiary formed by The Heico Companies, L.L.C. and were not part of the acquisition. “RCC” refers to the company prior to its acquisition by NCI. “RCC II” refers to the company subsequent to its acquisition and excludes certain assets and liabilities as described above. The historical operating results of RCC for the periods presented herein would not be materially different if these assets and liabilities had been excluded. NCI has disclosed in the notes to the pro forma financial statements the approximate effects on earnings of the excluded assets and liabilities.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

1.	The audited consolidated balance sheets of RCC as of December 31, 2005 and 2004 and the related consolidated statements of income and comprehensive income, consolidated statements of stockholders’ equity, and consolidated statements of cash flows for each of the two years ended December 31, 2005 and the notes to the consolidated financial statements, together with the report thereon of Deloitte & Touche LLP are attached hereto as Exhibit 99.1 and incorporated herein by reference.

2.	The unaudited condensed consolidated balance sheets of RCC as of March 31, 2006 and December 31, 2005 and the related unaudited condensed consolidated statements of income and comprehensive income and condensed consolidated statements of cash flows for the three months ended March 31, 2006 and 2005 and the notes to these consolidated financial statements are attached hereto as Exhibit 99.2, and incorporated herein by reference.

(b) Pro Forma Financial Information

1.	The unaudited pro forma condensed combined statements of operations for the year ended October 29, 2005 and for the six months ended April 30, 2006 are attached hereto as Exhibit 99.3.

2.	The unaudited pro forma condensed combined balance sheet at April 30, 2006 is not required because NCI’s latest balance sheet was filed in NCI’s Form 10-Q dated June 9, 2006 and, incorporated herein by reference, included the acquired assets and liabilities of RCC.

(d) Exhibits

Exhibit No.	Exhibit Description
23.1	Consent of Independent Auditors.

99.1	Audited Financial Statements of Business Acquired.

99.2	Unaudited Interim Financial Statements of Business Acquired.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Todd R. Moore
Todd R. Moore
Vice President, General Counsel and
and Secretary

Dated: June 23, 2006

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